Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; changes in reserve estimates based upon internal and third party reserve analyses; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; uncertainties associated with exploration and production activities; actions by the credit rating agencies; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainty associated with pipeline rate cases; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

Recent Activity Pipelines Raton expansion SoCal recontracting Production and processing Stabilized production Completed two acquisitions Brazil power Extend PPA with Manaus Energia Working to resolve Macae dispute Other International power Increased interest in EP portfolio Marketing and Trading Base book stable EPD/GTM Sold remaining interests Global Networks Partnership with Genesis Park, L.P. (Alpheus)

Credit Outlook is Positive Business performing well Debt reduction Net debt reduced $4.8 billion since 9/30/03 Asset sales: $4.2 billion Liquidity: $2.4 billion at 12/31/04 Cash flow supported by strong natural gas prices

Business Unit Contribution Nine Months Ended 9/30/04 Reported EBIT1 ($ Millions) Pipelines Production Marketing Power Field Services Corporate EBIT 962 0 558 0 -462 0 -44 0 124 0 -21 Capex 685 541 0 21 10 15 $962 $558 $(462) $(44) $124 $(21) Core 1See net income to EBIT reconciliation in appendix 2Assumes cash basis and exclusion of $50 MM for UnoPaso acquisition Capex Non-core

Asset Sales Progress Power Production Petroleum Field Services Pipeline and other Total $900-$1,200 600-700 500-600 1,000 250-350 $3,250-$3,850 Merchant plant, contracted plants, turbines No significant sales anticipated Canadian Paraxylene plant Processing plants in Louisiana Lakeside Technology Center Asset Class Announced or Closed Remaining Assets $ Millions LRP Target $ 1,066 413 666 1,863 151 $ 4,159

Debt Reduction Driven by Asset Sales $ Billions Sep. 30, 2003 Dec. 31, 2003 Mar. 31, 2004 Jun. 30, 2004 Sep. 30, 2004 Dec. 31, 2004 Net debt 21.9 20.5 19.5 18.6 17 17.1 $21.9 $20.5 $19.5 $18.6 $17.0 Net Debt $17.1 Note: Net debt is defined as debt net of cash

Net Debt Analysis $ Billions Net debt at 12/31/04 Adjustments: Debt on assets held for sale Value of hedges on euro-denominated debt Cash held as restricted cash on project debt Cash from recent EPD transactions Adjusted net debt $ 17.1 (0.6) (0.2) (0.1) (0.5) $ 15.7 Note: In August 2005, $272 MM of debt will convert to equity (Equity Security Units)

Maturity Schedule at January 31, 2005 Capital market debt-Non-pipeline1 Pipeline capital market debt2 B-Loan Bank debt Other Total maturities El Paso Zero Coupon Convert Total including Zero Coupon Convert $ 216 180 20 10 164 $ 590 - $ 590 $ 1,060 - 20 11 172 $ 1,263 668 $ 1,931 2005E 2006E $ Millions 1Assumes exchange rate on euro-denominated debt in effect on December 31, 2004 2Excludes pipeline puttable debt of $75 MM in 2005

Price Risk Management Activity Production Positions designated as hedges on December 1, 2004 Positions now production hedges in accrual book: 125.8 TBtu in 2005 at $6.90/MMBtu 79.1 TBtu in 2006 at $6.55/MMBtu No impact on cash flow (still receive swap prices) El Paso receives $3.87/MMBtu on these volumes $3.73/MMBtu in 2005 and $4.09/MMBtu in 2006 Marketing & Trading Puts purchased for $67 MM 60 TBtu in 2005 and 120 TBtu in 2006 at $6.00/MMBtu Preserve all upside potential with no margin requirements Positions will be MTM in trading book

Pipeline Group

Update Broad Footprint Transport approximately 1/3 of daily U.S. consumption Geographic diversity Well positioned to capture growth opportunities New phase of opportunities Projects becoming more supply-push rather than market pull (e.g., Rockies, LNG) Infrastructure complements LNG growth Continued recontracting success

El Paso Corporation: Leading Natural Gas Infrastructure Tennessee Gas Pipeline 14,200 miles; 7 Bcf/d El Paso Natural Gas 10,600 miles; 6 Bcf/d Colorado Interstate Gas 4,000 miles; 3 Bcf/d Elba Island LNG 4 Bcf Great Lakes Gas Transmission (50%) 2,100 miles; 3 Bcf/d Florida Gas Transmission (50%) 4,800 miles; 2 Bcf/d Mexico Ventures 106 miles; 2 Bcf/d Mojave Pipeline 400 miles; 0.4 Bcf/d ANR Pipeline 10,600 miles; 6 Bcf/d Wyoming Interstate 600 miles; 2 Bcf/d Cheyenne Plains Pipeline 380 miles; 0.8 Bcf/d Southern Natural Gas 8,000 miles; 3 Bcf/d

Pipeline Group Growth Projects 0.4 1.2 1.2 0.3 -0.4 0.6 -0.5 -0.9 2.9 3.5* *Includes 2.8 LNG 0.5 0.4 0.3 0.6 0.4 0.7 0.7 0.3 0.4 0.2 0.8 0.3 1.4 0.2 N.A. LNG Imports 7.3 0.9 0.3 0.7 Blue Atlantic Pipeline $2.5 billion 2010 1.0 Bcf/d Seafarer Pipeline $276 MM 2008 750 MMcf/d SNG North and South System $445 MM 2002-2003-2004 699 MMcf/d EPNG Line 2000 Power Up $136.4 MM June 2004 320 MMcf/d ANR Westleg $47.8 MM 2004 218 MMcf/d WIC Medicine Bow Expansion $58 MM 2007-2009 560 MMcf/d Cheyenne Plains $384 MM 2004-2005 755 MMcf/d EPNG Ehrenberg to Cadiz (Formerly Line 1903) $71 MM November 2005 365 MMcf/d ANR Eastleg $17.4 MM 2005 142 MMcf/d SNG Elba Island Expansion $158 MM 1Q 2006 3.5 Bcf TGP Freedom Trail Expansion $79.4 MM 2007 100 MMcf/d TGP Northeast ConneXion $32.6 MM 2006 50 MMcf/d 0.6 ANR Northleg $12.7 MM 2005 110 MMcf/d WIC Piceance Lateral Expansion $120.2 MM December 2005 333 MMcf/d CIG Raton Basin Expansion $94 MM 2005-2008 175 MMcf/d 2003-2010 Flow Changes in Bcf/d Expect $400 MM-$450 MM of annual growth opportunities

LNG Impact on El Paso Threat Opportunity Neutral Opportunity Opportunity+ Neutral Threat Neutral Opportunity

Non-Regulated Business Update

Production Update

Update Production stabilized Reallocation of capital beginning to shift risk profile Two acquisitions totaling approximately $211 MM; 124 Bcfe proved reserves East Texas (Rusk and Shelby counties) Average Net Production: 20 MMcfe/d Cost: Approximately $179 MM South Texas (Starr and Hidalgo counties) Average Net Production: 9 MMcef/d Cost: Approximately $32 MM 2005 production will improve vs. year-end 2004

Production by Region 1Q 2004 2Q 2004 3Q 2004 4Q 2004 Total Texas Gulf Coast 308 307 262 253 283 Onshore 224 223 238 239 231 GOM 369 274 238 225 276 International 55 1 38 62 39 956 805 776 829 Texas Gulf Coast Onshore GOM International MMcfe/d Note: Includes production from Canadian properties divested during 1Q 2004 and other discontinued operations 779 308 307 262 253 283

TX Gulf Coast Onshore GOM International 1Q 2004 308 224 369 55 TX Gulf Coast Onshore GOM International 1Q 2004 308 224 369 55 TX Gulf Coast Onshore GOM International 4Q 2004 253 239 225 62 TX Gulf Coast Onshore GOM International 4Q 2004 253 239 225 62 TX Gulf Coast Onshore GOM International 4Q 2004 253 239 225 62 TX Gulf Coast Onshore GOM International 1Q 2004 308 224 369 55 Production Mix Shifting Towards Onshore 308 32% 224 23% 369 39% 55 6% Texas Gulf Coast Onshore GOM International 253 32% 239 31% 225 29% 62 8% 1Q 2004 Average 4Q 2004 Average MMcfe/d

Other Non-regulated YTD Results

Remaining Power Assets Domestic Power Contracted power plant Midland Cogen Ventures: 685 net MW Merchant power plants Berkshire: 147 net MW Eagle Point: 233 net MW Four other plants: 265 net MW Restructured contract assets Cedar Brakes I and II: Currently under contract for sale Mohawk River Funding II Global Power 5 South American power plants: 1,784 net MW 10 Central American and European power plants: 574 net MW 16 Asian power plants: 2,112 net MW

Marketing and Trading Hedge designation will reduce volatility of trade book Remaining gas and power positions more stable Put contracts total cost of $65 MM Fixed cost with no margin requirements Retain all upside in price movements Maximum cash exposure capped on major contracts Cordova: $25 MM-$30 MM Alliance: Approximately $60 MM

Summary

Summary Significant progress in 2004 More progress in 2005 Pipelines continue solid performance Production stabilized Credit should continue to strengthen El Paso's annual analyst meeting will be March 16-17, 2005 in Houston

Appendix

EBIT Reconciliation EBIT Interest and debt expense Preferred and minority interest Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of tax Net income $ 1,117 (1,229) (18) (130) (124) (254) (150) $ (404) Nine Months Ended September 30, 2004 $ Millions

Significant Debt Activity Since September 30, 2004 $ Millions Issuances and other increases Term B Loan: LIBOR + 275 bps due 2009 Enron Notes: 6.5% due 2005 Total increases Repayments, repurchases, and other retirements1 El Paso CGP Company: 10.25% Gemstone Investors Limited: 7.71% Lakeside Trust Ltd.: Variable due 2006 Enron Notes: 6.5% due 2005 El Paso Gas Transmission: 9.22%-9.25% Zero coupon convertibles due 2021 El Paso CGP: 6.5% due 2006 El Paso CGP: 7.5% due 2006 El Paso Corporation: 6.88% due 2005 El Paso Corporation: 6.75% due 2007 Cambria2 Term Loan B Eagle Point PSEG Note Total reductions $ 1,250 213 $ 1,463 $ 38 748 271 213 28 294 91 95 28 21 132 5 37 $ 2,000 1Includes approximately $223 MM in reductions in 1Q 2005 2Eliminated through the sale of this entity